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                                                                    Exhibit 10.4

                  SECOND AMENDMENT TO REVOLVING LINE OF CREDIT
                     LOAN AGREEMENT AND SECURITY AGREEMENT

     This Second Amendment to Revolving Line of Credit Loan Agreement and Security Agreement ("Second Amendment"), is made effective as of April 25, 2003, by and among OCM DIRECT, INC., a Delaware corporation ("OCM"), CAREPACKAGES, INC., a Delaware corporation ("CPI"), COLLEGIATE CARPETS, INC., a Maryland corporation ("CCI," and together with OCM and CPI, collectively, the "Borrower"); and BANK OF AMERICA, N.A., a national bank ing corporation ("Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the "Loan Agreement" (as defined below).

RECITALS:

     A. The Borrower and Lender are parties to that certain Revolving Line of Credit Loan Agreement and Security Agreement dated as of February 13, 2002, as amended by First Amendment to Revolving Line of Credit Loan Agreement and Security Agreement dated as of January 24, 2003 (as in effect immediately prior to the execution and delivery of this Second Amendment, the "Loan Agreement").

     B. Pursuant to the terms and provisions of the Loan Agreement, Lender has made Advances under the Revolving Loan to the Original Borrowers which Advances in the aggregate amount outstanding as of the effective date of this Second Amendment total $3,690,000, which together with unpaid interest accrued as of the effective date of this Second Amendment in the amount of $10,263.54, is secured by the Collateral.

     C. The Advances are evidenced by the Revolving Note, dated as of February 13, 2002, in the maximum original principal amount of Five Million and No/100 Dollars ($5,000,000.00) executed by the Borrower and payable to the order of Lender, as amended by that certain First Amendment to Revolving Note, dated as of January 24, 2003 (as in effect immediately prior to the execution and delivery of this Second Amendment, the "Revolving Note").

     D. The parties desire to amend the Loan Agreement to extend the Ending Date of the Loan Agreement to May 14, 2003.

     E. The Guarantor desires to enter into this Second Amendment to evidence the Guarantor's consent to the terms and conditions of this Second Amendment and to confirm that the Guaranty remains in full force and effect as to all credit extended under the Loan Agreement as further amended by this Second Amendment.

     NOW, THEREFORE, for good and valuable consideration received, the parties hereto agree as follows:

1. REPRESENTATIONS AND WARRANTIES. To induce the Lender to enter into this Second Amendment, the Borrower warrants and represents to the Lender that:


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     (a)  The Borrower's books and records properly reflect the Borrower's financial condition, and no material adverse change in the Borrower's financial condition has occurred since the last date that the Borrower provided financial reports to the Lender; and

     (b) No litigation is pending or threatened against the Borrower of which the Borrower has not informed the Lender in writing; and

     (c) The Borrower is in compliance with all provisions of the Loan Agreement and with all applicable laws and regulations; and

     (d) Borrower has the power and authority to enter into this Second Amendment, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower's organizational documents; and

     (e) This Second Amendment, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

     (f) The Borrower's obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this Second Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

2. ENDING DATE. The definition of "Ending Date" is hereby modified to mean May 14, 2003.

3. ADDITIONAL FEES AND COSTS. The Borrower promises to pay, on demand, all costs (including attorneys fees) incurred by the Lender for the preparation of this Second Amendment, the preparation of any documents executed in connection with this Second Amendment and any other expenses incurred by Lender in relation to this Second Amendment. The Borrower authorizes the Lender to advance funds to itself or to third parties to pay such fees, costs and expenses, and any loan fee provided in this Second Amendment, which advances shall be deemed to be Advances to the Borrower under the Loan Agreement.

4. REAFFIRMATION; NO OFFSETS OR DEFENSES. Except as modified by this Second Amendment, the Loan Agreement remains in full force and effect and unmodified. Borrower and the Guarantor warrant and represent that they have no offsets or defenses to their obligations under the Loan Agreement, as so modified, and the other Loan Documents.

5. GUARANTOR CONSENT. The Guarantor consents to this Second Amendment, agrees that this Second Amendment does not impair the Guarantor's liabilities or obligations under the Guaranty, and confirms that the Guaranty remains in full force and effect as to all credit extended under the Loan Agreement as amended by this Second Amendment.


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6.   RELEASE AND WAIVER. In consideration of Lender's agreement to this Second
Amendment, the Borrower hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this Second Amendment arising out of or relating to the Revolving Note or the Loan Agreement, as amended by this Second Amendment.

7. NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE LOAN AGREEMENT AS PREVIOUSLY AMENDED, AND THE REVOLVING NOTE, GUARANTY AND SECURITY DOCUMENTS REFERRED TO HEREIN OR IN THE LOAN AGREEMENT, CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Second Amendment as of the date first set forth above.

                                OCM DIRECT, INC.,
                                a Delaware corporation

                                By:  /s/ Raymond V. Sozzi, Jr.
                                     ----------------------------------
                                     Raymond V. Sozzi, Jr., President


                                CAREPACKAGES, INC.,
                                a Delaware corporation

                                By:  /s/ Raymond V. Sozzi, Jr.
                                     ----------------------------------
                                     Raymond V. Sozzi, Jr., President


                                COLLEGIATE CARPETS, INC.,
                                a Maryland corporation

                                By:  /s/ Raymond V. Sozzi, Jr.
                                     ----------------------------------
                                     Raymond V. Sozzi, Jr., President


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                                STUDENT ADVANTAGE, INC.,
                                a Delaware corporation

                                By:  /s/ Raymond V. Sozzi, Jr.
                                     ------------------------------------
                                     Raymond V. Sozzi, Jr., President


                               BANK OF AMERICA, N.A.


                                By:  /s/ Michael J. Radcliffe
                                     ------------------------------------
                                           Michael J. Radcliffe,
                                           Senior Vice President